UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____)

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LSB FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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101 MAIN STREET
LAFAYETTE, INDIANA  47901
(765) 742-1064

Notice of Annual Meeting of Shareholders

To Be Held On April 21, 2010

The Annual Meeting of Shareholders of LSB Financial Corp. will be held at the LSB Building located at 22 N. Second Street, Lafayette, Indiana, on Wednesday, April 21, 2010, at 9:00 a.m., local time. Parking is available at that building.

The Annual Meeting will be held for the following purposes:

1.	Election of Directors. Election of three directors of LSB to serve three-year terms expiring in 2013.

2.	Ratification of Auditors. Approval and ratification of the appointment of BKD, LLP as auditors for LSB for the fiscal year ended December 31, 2010.

3.	Other Business. Other matters as may properly come before the meeting or at any adjournment.

You can vote at the meeting or any adjournment of the meeting if you are a shareholder of record at the close of business on February 25, 2010.

We urge you to read the enclosed Proxy Statement carefully so you will have information about the business to come before the meeting or any adjournment. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

A copy of our Annual Report for the fiscal year ended December 31, 2009 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

By Order of the Board of Directors

Randolph F. Williams
President and Chief Executive Officer
Lafayette, Indiana March 17, 2010

It is important that you return your proxy promptly. Therefore, whether or not you plan to be present in person at the Annual Meeting, please sign, date and complete the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 21, 2010.

The Proxy Statement and Annual Report are available at www.lsbank.com/shareholder.htm

LSB FINANCIAL CORP.

101 Main Street
Lafayette, Indiana  47901
(765) 742-1064

Proxy Statement

for
Annual Meeting of Shareholders
April 21, 2010

The Board of Directors of LSB Financial Corp., an Indiana corporation, is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on April 21, 2010, at 22 N. Second Street, Lafayette, Indiana, and at any adjournment of the meeting. LSB’s principal asset consists of 100% of the issued and outstanding shares of Common Stock of Lafayette Savings Bank, FSB. We expect to mail this Proxy Statement to our shareholders on or about March 17, 2010.

Items of Business

At the Annual Meeting, shareholders will:

•	vote on the election of three directors to serve three-year terms expiring in 2013;

•	ratify the election of BKD, LLP as auditors for LSB for 2010; and

•	transact any other matters of business that properly come before the meeting.

We do not expect any other items of business, because the deadline for shareholder nominations and proposals has already passed. If other matters do properly come before the meeting, the accompanying proxy gives discretionary authority to the persons named in the proxy to vote on any other matters brought before the meeting. Those persons intend to vote the proxies in accordance with their best judgment.

Voting Information

Who is entitled to vote?

Shareholders of record at the close of business on February 25, 2010, the record date, may vote at the Annual Meeting. On the record date, there were 1,553,525 shares of the Common Stock issued and outstanding, and LSB had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented.

How many votes are required to elect directors?

The three nominees for director receiving the most votes will be elected. Abstentions and instructions to withhold authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as votes against the nominee.

How many votes are required to ratify the selection of BKD, LLP as auditors of LSB for 2010?

More votes cast in favor of this proposition than are cast against it are required to ratify the selection of BKD, LLP as auditors of LSB for 2010.  Abstentions and broker non-votes will have no effect on the proposal.

How do I vote my shares?

If you are a “shareholder of record,” you can vote by mailing the enclosed proxy card. The proxy, if properly signed and returned to LSB and not revoked prior to its use, will be voted in accordance with the instructions contained in the proxy. If you return your signed proxy card but do not indicate your voting preferences, the proxies named in the proxy card will vote on your behalf for the three nominees for director listed below and for the ratification of BKD, LLP as auditors of LSB for 2010.  If you do not give contrary instructions, the proxies will vote “FOR” the directors listed below, “FOR” the ratification of BKD, LLP as auditors of LSB for 2010, and, upon the transaction of other business as may properly come before the meeting, in accordance with their best judgment.

If you have shares held by a broker or other nominee, you may instruct the broker or other nominee to vote your shares by following the instructions the broker or other nominee provides to you. If you do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.”  The proposal to ratify BKD, LLP as our auditors for 2010 is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, pursuant to recent amendments to the NYSE rules, brokers will not have discretion to vote your shares on the election of directors. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the election of the director nominees.

Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment and will not be used for any other meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children — in which case you will receive three separate proxy cards to vote. Please sign, date and return each proxy card to us in the enclosed pre-addressed envelope.

Can I change my vote after I have mailed my proxy card?

You have the right to revoke your proxy at any time before it is exercised by (1) notifying LSB’s Corporate Secretary, 101 Main Street, Lafayette, Indiana 47901, in writing, (2)  delivering a later-dated proxy, or (3) voting in person at the Annual Meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your nominee to change those instructions.

How do I vote shares held in LSB’s ESOP?

We maintain an Employee Stock Ownership Plan which owns approximately 6.9% of LSB’s Common Stock. Employees of LSB and Lafayette Savings participate in the Plan. Each Plan participant instructs the trustee of the Plan how to vote the shares of LSB Common Stock allocated to his or her account under the Plan. If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote such participant’s shares in accordance with the shareholder’s instructions.

Where properly executed voting instruction cards are returned to the trustee with no specific instruction as how to vote at the Annual Meeting, the trustee will vote the shares “FOR” the election of each of management’s director nominees and “FOR” the ratification of BKD, LLP as our auditors for 2010. In the event a participant fails to give timely voting instructions to the trustee with respect to the voting of the Common Stock that is allocated to his or her Plan account, the trustee shall vote such shares “FOR” each of management’s director nominees and “FOR” the ratification of BKD, LLP, assuming the trustee concludes such a vote is in the best interest of the ESOP participants and beneficiaries.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting. However, we encourage you to vote by proxy card even if you plan to attend the meeting.

If your shares are held by a broker or other nominee, you must obtain a proxy from the broker or other nominee giving you the right to vote the shares at the meeting.

What constitutes a quorum?

The holders of over one-third of the outstanding shares of Common Stock as of the record date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.  Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting.

Principal Holders of Common Stock

The following table provides information as of February 25, 2010, about each person known by LSB to own beneficially 5% or more of the Common Stock.

5% Beneficial Owners	Shares Beneficially Owned (1)		Percent of Class

First Bankers Trust Services, Inc., Trustee of the LSB Financial Corp. Employee Stock Ownership Plan 2321 Kochs Lane Quincy, Illinois 62305	106,968	(2)	6.9%

John C. Shen, Advisory Director (3) c/o Lafayette Savings Bank, FSB 101 Main Street Lafayette, Indiana 47901	83,644		5.4%

Morris Propp 366 Eagle Drive Jupiter, Florida 33477	122,387	(4)	7.9%

(1)
The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed persons with the Securities and Exchange Commission containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or the date such information was obtained.

(2)
Represents shares held by LSB’s Employee Stock Ownership Plan, all shares of which have been allocated to accounts of participants. Pursuant to the terms of the Plan, each Plan participant has the right to direct the voting of shares of Common Stock allocated to his or her account.

(3)	Mr. Shen was appointed as an advisory board member upon his retirement from LSB’s board of directors on April 18, 2001.
(4)	Mr. Propp shares voting and investment power with respect to 26,847 of these shares.

Proposal 1 — Election of Directors

The Board of Directors currently consists of ten members.  The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years (unless a shorter period is specified) and until their successors are elected and qualified. One class of directors is elected annually.

The nominees for director this year are Mariellen M. Neudeck, Charles W. Shook and Stephen E. Belter, each of whom is a current director of LSB. Mr. Belter was added to the Board of Directors of LSB and of Lafayette Savings on December 21, 2009.  If the shareholders elect these nominees at the Annual Meeting, the terms of these three nominees will expire in 2013. No nominee for director is related to any other director or executive officer of LSB or nominee for director by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

The following table provides information on the nominees for the position of director of LSB and for each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned as of the record date. The table also includes information on the number of shares of Common Stock beneficially owned by all directors and executive officers of LSB as a group.

The Board recommends that you vote FOR the three nominees.

Name	Age	Position(s) Held	Director Since (1)	Term of Office Expires	Common Stock Beneficially Owned as of February 25, 2010 (2)		Percentage of Class
Director Nominees
Stephen E. Belter	59	Director	2009	2013	1,849	(3)	*
Mariellen M. Neudeck	68	Chairman of the Board	1986	2013	26,941		1.7%
Charles W. Shook	54	Director	2007	2013	3,567	(4)	*

Directors Remaining in Office
James A. Andrew	60	Director	1978	2012	44,704	(5)	2.9%
Kenneth P. Burns	65	Director	2002	2012	7,081	(6)	*
Mary Jo David	60	Vice President, Chief Financial Officer, Secretary and Director	1999	2011	26,819	(7)	1.7%
Philip W. Kemmer	66	Director	1985	2012	3,861		*
Thomas R. McCully	69	Director	1999	2011	23,517	(8)	1.5%
Jeffrey A. Poxon	63	Director	1992	2011	27,490		1.8%
Randolph F. Williams	61	President, Chief Executive Officer and Director	2001	2012	37,926	(9)	2.4%

All directors and executive officers, as a group (10 persons)					203,755	(10)	12.9%

*	Under 1% of outstanding shares.
(1)	Includes service as a director of Lafayette Savings.
(2)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.

(3)	Of these shares, 891 are held in a margin account at a brokerage firm. Excludes 3,750 shares subject to stock options which are not exercisable within 60 days of the record date.

(4)	These shares are pledged to secure a loan to Mr. Shook from the Bank.
(5)
Includes 14,359 shares held jointly by Mr. Andrew and his spouse, 958 held in a family trust, 2,680 shares held by Mr. Andrew’s spouse, and 1,284 shares owned by a child living at home with Mr. Andrew.

(6)	Includes 4,342 shares subject to options exercisable within 60 days of the record date.
(7)	Includes 1,159 shares subject to stock options exercisable within 60 days of the record date and 9,970 shares held in the Employee Stock Ownership Plan as of December 31, 2008.
(8)	Includes 14,359 shares held by Mr. McCully’s spouse.
(9)
Includes 3,782 shares held jointly with Mr. Williams’ spouse, 18,248 shares subject to stock options exercisable within 60 days of the record date, and 4,318 shares held in the Employee Stock Ownership Plan as of December 31, 2008.

(10)
Includes 23,749 shares subject to stock options exercisable within 60 days of the record date, and 14,288 shares held in the Employee Stock Ownership Plan as of December 31, 2008.  Excludes 3,750 shares subject to stock options which are not exercisable within 60 days of the record date.

Presented below is information concerning the director nominees and directors continuing in office of LSB:

James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Homeworks, retailers of building materials. He is also involved in residential and commercial land development.

Stephen E. Belter is an owner, President and Managing Member of Indiana Datapipe, LLC, an Indiana limited liability company engaged in the business of building a fiber-optic data network in the Lafayette area.

Kenneth P. Burns. Mr. Burns served as Executive Vice President and the Treasurer of Purdue University prior to his retirement on August 31, 2004.

Mary Jo David. Ms. David is Vice-President, Chief Financial Officer and Secretary of LSB and Lafayette Savings. She has held these positions with LSB since its formation in 1994 and with Lafayette Savings since 1992.

Philip W. Kemmer. Mr. Kemmer is currently employed by Greater Lafayette Public Transportation Corporation. Formerly he served as Transportation Supervisor for the Lafayette School Corp. until his retirement from that position in July 2003. Prior to joining the Lafayette School Corp., Mr. Kemmer was the business administrator for the First Assembly of God Church from July 1995 through December 1999.

Thomas R. McCully. Mr. McCully is of counsel to the law firm of Stuart & Branigin LLP and has worked there since 1966.

Mariellen M. Neudeck. Ms. Neudeck, retired as of June 30, 2001, was a Vice President of Greater Lafayette Health Services, Inc. where she was responsible for 16 professional services departments operating in two hospitals. She was elected as Chairman of the Board of Lafayette Savings in 1993 and of LSB in 1994.

Jeffrey A. Poxon. Mr. Poxon is the Senior Vice President-Investments and Chief Investment Officer of The Lafayette Life Insurance Company. He also serves as a director and Chairman of the Finance Committee of the Federal Home Loan Bank of Indianapolis.

Charles W. Shook. Mr. Shook is the President and owner of The Shook Agency, Inc., a residential and commercial real estate brokerage firm based in Lafayette, Indiana.  He is also a partner in a real estate partnership that owns multi-family real estate in Lafayette, Indiana.

Randolph F. Williams. Mr. Williams is President and Chief Executive Officer of LSB and its wholly-owned subsidiary, Lafayette Savings. Mr. Williams was appointed to the Board of Directors of LSB in September 2001. He was appointed President of LSB in September 2001 and Chief Executive Officer in January 2002. Mr. Williams served as the President and Chief Operating Officer of Delaware Place Bank in Chicago, Illinois from 1996 until joining LSB. Mr. Williams has over 25 years of banking-related experience.

Each of LSB’s directors and director nominees has particular experience, qualifications, attributes and skills that qualify him or her to serve as a director of LSB.  These particular attributes are set forth below for each such director or director nominee.

•
James A. Andrew is the owner and President of two retailers of building materials.  He is also involved in residential and commercial land development.  This experience assists LSB and Lafayette Savings in their real estate lending and lending to small businesses.

•
Steven E. Belter has lived in the Lafayette area since 1969 and has been a small business owner since 1976.  His familiarity with high-technology and the workings and applications of the Internet is expertise that is of value to LSB.  His small business knowledge assists LSB and Lafayette Savings in their lending to small businesses.

•
Kenneth P. Burns served as Executive Vice President and Treasurer of Purdue University for over six years.  Mr. Burns’ extensive accounting background enables him to provide value to the Board in his role as the Board’s audit committee financial expert and with respect to its analysis of LSB’s operating results, financial condition, and financial budgets.

•
Mary Jo David has served as the Chief Financial Officer of LSB and Lafayette Savings for over 15 years.  She has a B.S. in Accounting from the Krannert School of Management, Purdue University.  This accounting background and experience enables her to provide valuable service to LSB, including with respect to the preparation of LSB’s financial statements, budgets and SEC filings.

•	Philip W. Kemmer has 25 years of experience in business administration. This experience and community involvement has been valuable to LSB’s Board.

•
Thomas R. McCulley has worked as an attorney for a law firm for 43 years, practicing primarily business law.  In that capacity, he acquired substantial experience in real estate, finance and banking matters, which has proved valuable to LSB’s Board of Directors.

•
Mariellen M. Neudeck has significant professional and community leadership experience.  She served as Vice President of a hospital/medical center and vice president of two merged community hospitals.  She also served as an elected representative of a school board for over 12 years and as president of a community foundation.  Her high profile in the community, her knowledge of the healthcare industry, and her skills in facilitating discussions, negotiations and communications are very valuable to LSB’s Board of Directors.

•
Jeffrey A. Poxon served as a mortgage lender for 30 years.  He is a chartered financial analyst who manages an investment portfolio valued at over $2 billion.  He is also serving as a director of the Federal Home Loan Bank of Indianapolis.  This experience is very valuable to the Board of LSB and Lafayette Savings with respect to their lending and investment strategies.

•
Charles W. Shook served as a commercial loan officer for 10 years for a commercial bank and has an educational background in real estate, finance and economics.  He also has significant experience with residential and commercial real estate, both as a real estate broker and as business owner.  This experience is of value to LSB and Lafayette Savings in their commercial and real estate lending.

•
Randolph F. Williams has been the CEO of LSB and Lafayette Savings for nearly nine years.  He previously served as president and chief operating officer of another financial institution for five years.  He has over 25 years of bank-related experience.  This background and experience in managing financial institutions enhances his ability to provide leadership to LSB in his roles as President and Chief Executive Officer.

Corporate Governance

Director Independence. All of the directors except Mary Jo David and Randolph F. Williams meet the standards for independence of Board members set forth in the Listing Standards for the Nasdaq Stock Exchange. Also, all members of the Audit Committee, the Compensation Committee, and the Nominating Committee meet those independence standards. The Board of Directors of LSB considers the independence of each of the directors under the Listing Standards of the Nasdaq Stock Exchange which for purposes of determining the independence of Audit Committee members also incorporate the standards of the Securities and Exchange Commission included in Reg. § 240.10A-3(b)(1). None of the independent directors or their family members for any of the last three years, was employed by LSB or Lafayette Savings, was employed by LSB as an executive officer, was employed as an executive officer at an entity where any of our executive officers served on the compensation committee, was a partner or employee of our outside auditor, or has any other relationship that would compromise their independence. Among other matters, in reaching its determination on independence, the Board considered Mr. McCully’s position as a partner of a law firm which renders legal services to LSB and Lafayette Savings, and loans made to the directors and their affiliates by Lafayette Savings.

Mariellen M. Neudeck serves as Chairman of the Board of Directors while Randolph F. Williams serves as its President and Chief Executive Officer.  LSB’s Board of Directors believes that LSB has more effective oversight by having an independent Chairman.  An independent Chairman does not have conflicts that an insider or employee director might face.  The Board believes that the perspective of an independent Chairman results in a more proactive and effective Board of Directors.  The Chairman, in her capacity as such, effectively serves as the lead independent director of LSB.

Meetings of the Board of Directors. Meetings of the Board of Directors of LSB are generally held on a monthly basis. During the fiscal year ended December 31, 2009, the Board of Directors of LSB met or acted by written consent 12 times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of LSB held while he or she served as director and of meetings of committees on which he or she served during that fiscal year.

Board Committees. During 2009, the Board of Directors of LSB had a standing audit committee, compensation committee and nominating committee. All committee members are appointed by the Board of Directors. The Board of Directors also adopted a written charter for each of these committees, as well as a written code of ethics that applies to all of our directors, officers and employees. All of these charters are available at LSB’s website at www.lsbank.com. You may obtain a copy of the charters free of charge by writing to our Corporate Secretary at LSB Financial Corp., 101 Main Street, Lafayette, Indiana 47901, or by calling (765) 742-1064.

The members of LSB’s standing committees are as follows:

Audit Committee	Compensation Committee	Nominating Committee
Kenneth P. Burns (Chairman)	James A. Andrew (Chairman)	Thomas R. McCully (Chairman)
Thomas R. McCully	Kenneth P. Burns	James A. Andrew
Mariellen M. Neudeck	Philip W. Kemmer	Stephen E. Belter
Charles W. Shook	Mariellen M. Neudeck	Mariellen M. Neudeck
	Jeffrey A. Poxon	Jeffrey A. Poxon
Charles W. Shook

Audit Committee. The Audit Committee of LSB operates under a written charter adopted by the full Board of Directors. The Board of Directors has determined that Kenneth P. Burns is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K of the Securities Exchange Act of 1934. The Audit Committee met four times during 2009. The primary responsibilities of the Audit Committee are as follows:

•
review the results of the annual audit and quarterly reviews and discuss financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	select, evaluate and, if necessary, replace the independent auditors;

•	monitor the design and maintenance of LSB’s system of disclosure controls and internal accounting controls;

•
review the results of internal and external audits as to the reliability and integrity of financial and operating information and the systems established to monitor compliance with LSB’s policies, plans and procedures and with laws and regulations;

•	oversee the entire audit function, both internal and independent;

•	provide an effective communication link between the auditors (internal and independent) and the Board of Directors;

•	approve non-audit and audit services to be performed by the independent auditors;

•	review and approve all related party transactions for potential conflict of interest situations; and

•	review and assess the adequacy of the Audit Committee charter on an annual basis.

Compensation Committee. The Compensation Committee administers our stock option and incentive plans, sets the compensation of executive officers subject to Board approval, makes recommendations to the Board regarding director compensation and reviews overall compensation policies for LSB. During fiscal 2009, the Compensation Committee met two times. The primary functions of the Compensation Committee of LSB are as follows:

•	make salary and bonus recommendations, administer our stock option and incentive plans, and determine terms and conditions of employment of our officers;

•	oversee the administration of our employee benefit plans covering employees generally; and

•	make recommendations to the Board of Directors with respect to our compensation policies.

Nominating Committee. The Nominating Committee is responsible for recommending director candidates to serve on the Board of Directors. The Board of Directors will also consider director candidates proposed by shareholders who comply with the procedures set forth in LSB’s bylaws. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in LSB’s articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to LSB’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. The Nominating Committee assesses the effectiveness of its efforts to have a diverse Board of Directors by periodically reviewing the current Board members for geographic, occupational, gender, race and age diversity;

•
review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of LSB’s articles of incorporation and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Directors over the age of 70 years are not eligible for election or appointment to the Board of Directors and directors must retire from the Board at the annual shareholder meeting following the director’s attainment of age 70.

Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 1.07(c) of LSB’s bylaws. In general, to be timely, a shareholder’s notice must be received by LSB not less than 90 days prior to the date of the scheduled Annual Meeting; however, if less than 100 days’ notice of the date of the scheduled Annual Meeting is given by LSB, the shareholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled Annual Meeting was made. The shareholder’s notice must include the information set forth in Article I, Section 1.07(c) of LSB’s bylaws, which includes the following:

•
as to each person whom a shareholder proposes to nominate for election as a director, all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

•	as to the shareholder giving the notice:

(1)  name and address of the shareholder as they appear on LSB’s books; and

(2)  number of shares of LSB’s Common Stock beneficially owned by the shareholder.

In addition, in order to qualify to stand for election or to continue to serve as a director of LSB, the director or director nominee must be domiciled in, have a principal residence in, or have his or her primary place of business located in, any county in which LSB or any of its subsidiaries has an office and must have had a loan or deposit relationship with the Bank for at least 12 months immediately prior to his or her nomination to the Board of Directors.

The foregoing description is a summary of LSB’s nominating process. Any shareholder wishing to propose a director candidate to LSB should review and must comply in full with the procedures set forth in LSB’s articles of incorporation and bylaws, and Indiana law.

The Nominating Committee met one time with respect to the selection of director nominees during 2009.

Risk Oversight.  The Board of Directors plays an active role in the oversight of credit risk, operational risk, liquidity risk, and similar risks of the business of LSB.  It performs this role primarily through its committee structure.  The Audit Committee of LSB considers risk issues associated with LSB’s financial reporting and disclosure process and also monitors controls for material weaknesses in the audit function.  The Audit Committee meets periodically with the chief financial officer and senior risk officer of LSB in carrying out these responsibilities.  The full Board and Audit Committee have access, as needed, to the executive officers and other employees of LSB who help supervise the day-to-day risk management responsibilities of LSB.  They also have access to legal representation to the extent deemed necessary to assist with their risk oversight responsibilities.  In addition, the Compensation Committee evaluates the compensation programs of LSB to ensure that they do not create incentives among management employees to take undue risk.  The Bank also has Loan and Asset/Liability committees, whose members are available to the Board, to monitor risks related to liquidity and interest rates and lending risks.

Communications with Directors. LSB has adopted a policy for its shareholders to send written communications to LSB’s directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at LSB’s main office. All of our directors are expected to attend LSB’s Annual Meeting of Shareholders, although LSB does not have any written policy as to Board members’ attendance at the Annual Meeting of Shareholders. All of LSB’s directors at the time attended the Annual Meeting of Shareholders on April 15, 2009.

Executive Compensation

The following table presents information for compensation awarded to, earned by, or paid to the LSB’s Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”) for 2008 and 2009.

Summary Compensation Table for 2009

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Randolph F. Williams,	2009	$216,012	—	—	$25,801	$241,813
President and Chief Executive Officer	2008	203,719	—	—	22,342	226,061

Mary Jo David,	2009	116,845	—	—	6,805	123,650
Vice President, Chief Financial Officer and Secretary	2008	109,246	—	—	13,794	123,040
________________________
(1)
Includes any amounts earned but deferred, including amounts deferred under Lafayette Savings’ 401(k) Plan and under Mr. Williams’s Deferred Compensation Agreement.  Mr. Williams and Ms. David do not receive any director fees.

(2)	Includes amounts earned under the Bank’s Management Incentive Plan. No amounts were earned in 2008 or 2009.
(3)
The Named Executive Officers received certain perquisites during 2008 and 2009, but the incremental cost of providing those perquisites did not exceed the $10,000 disclosure threshold.  Items included for Mr. Williams for 2008 and 2009, respectively, are Lafayette Country Club dues of $4,100 and $3,400, life insurance premiums of $2,647 and $2,315, personal use of an automobile valued at $727 and $778, matching contributions of $7,069 and $7,533 under Mr. Williams’ Deferred Compensation Agreement and a matching contribution to the 401(k) plan of $6,668 in 2009.  Mr. Williams made no contributions to the 401(k) plan in 2008.  Items included for Ms. David are life insurance premiums of $2,162 and $1,969 for 2008 and 2009, respectively, and a matching contribution to the 401(k) plan of $4,477 and $4,836 for 2008 and 2009, respectively.

The following is a description of the stock-based and retirement benefit plans of LSB.

2007 Stock Option and Incentive Plan

The LSB Financial Corp. 2007 Stock Option and Incentive Plan was approved by LSB’s Board of Directors on December 18, 2006, and by its shareholders on April 18, 2007.

The number of shares reserved for issuance under the 2007 Option Plan was 81,000 shares of Common Stock, and as of February 25, 2010, stock options for 3,750 shares at an exercise price per share of $10.10 had been granted under the Plan, leaving 77,250 shares available for future stock awards. Subject to the terms of the 2007 Option Plan, the Compensation Committee has sole authority to administer the 2007 Option Plan, including, without limitation: selecting participants, determining the terms of the awards to be granted, establishing rules and procedures to administer the 2007 Option Plan, and interpreting the 2007 Option Plan. Employees, directors, directors emeritus, and consultants of LSB or its subsidiaries are eligible to participate in the 2007 Option Plan.

The 2007 Option Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted stock; (4) unrestricted stock; and (5) performance shares or performance units. Awards may be granted singly or in combination as determined by the Compensation Committee.

Stock Options. No incentive stock option granted under the 2007 Option Plan may be exercised more than ten years after the date of grant (or, in the case of a holder of 10% or more of LSB’s voting stock, five years). Non-qualified stock options may be exercised during such period as the Compensation Committee determines at the time of grant; provided, however, that in no event may such options be exercised more than ten years after the date of grant. The exercise price of an incentive stock option will not be less than 100% (or in the case of a holder of 10% or more of LSB’s voting stock, 110%) of the fair market value of the Common Stock on the date the option is granted. The Compensation Committee will establish the exercise price of options that do not qualify as incentive stock options (non-qualified stock options) at the time the options are granted. It is anticipated that the Compensation Committee will, but is not required to, establish an exercise price for non-qualified stock options that is equal to the fair market value of the stock at the time the options are granted. To exercise an option, the participant must provide written notice to LSB. The option price may, at the sole discretion of the Compensation Committee, be paid by a participant in cash or shares of Common Stock owned by the participant for at least six months or any combination thereof. Under certain circumstances, the 2007 Option Plan permits optionees to exercise their options by delivering a notice to their broker to deliver to LSB the total option price in cash and the amount of any taxes to be withheld from the optionee’s compensation as a result of any withholding tax obligation of LSB.

Stock Appreciation Rights (SARs). The 2007 Option Plan authorizes the Compensation Committee to grant a Stock Appreciation Right (SAR) independently of, or in tandem with, a stock option. Proceeds from SAR exercises will be paid in shares of Common Stock (or, to the extent permitted under the 2007 Option Plan, in cash or Common Stock, or a combination thereof, all in the discretion of the Compensation Committee).

Restricted Stock. While restricted stock awarded under the 2007 Option Plan would be subject to forfeiture provisions and transfer restrictions for a period of time, the 2007 Option Plan does not set forth any minimum or maximum duration for such provisions and restrictions. Pending the lapse of such forfeiture provisions and transfer restrictions, certificates representing the restricted shares would be held by LSB, but the grantee generally would have all the rights of a shareholder, including the right to vote the shares and the right to receive all dividends thereon. The Compensation Committee may also condition the vesting of restricted stock on the attainment of specified performance goals.

Unrestricted Stock. The Compensation Committee may award shares of Common Stock to participants without restrictions or payment therefor as consideration for service to LSB or other reasons as the Compensation Committee determines is appropriate.

Performance Shares or Performance Units. The Compensation Committee may grant awards of performance shares or performance units which may be earned by a participant, in whole or in part, if certain goals established by the Compensation Committee (including net income, operating income, return on equity or assets, earnings per share, cash flow, cost control, share price, revenues, market share, and total return to shareholders) are achieved over a designated period of time. The Compensation Committee shall have the discretion to satisfy a participant’s performance shares or performance units by delivery of cash or Common Stock or any combination thereof.

In the event of a tender offer or exchange offer for Common Stock (other than by LSB) or upon the occurrence of certain other events constituting a change in control, all option awards granted under the

2007 Option Plan shall become exercisable in full, unless previously exercised or terminated. For this purpose, a change of control includes a person or persons acquiring 25% or more of LSB’s outstanding shares, a transaction resulting in the current directors of LSB ceasing to constitute a majority of the Board, and shareholder approval of a transaction in which LSB ceases to be an independent publicly-owned entity or in which LSB sells all or substantially all of its assets. In general, if the employment of a recipient of restricted stock is involuntarily terminated within 18 months following a “change in control” (as defined in the 2007 Option Plan) of LSB, the forfeiture provisions and transfer restrictions applicable to such stock lapse and the stock will become fully vested with the recipient. If the employment of a recipient of performance shares or performance units is involuntarily terminated within 18 months following a change in control, the recipient will be entitled to a pro rata payment with respect to such award to the same extent as if the recipient died or became disabled, subject to compliance with certain provisions of the Internal Revenue Code of 1986, as amended.

1995 Stock Option and Incentive Plan

On May 15, 1995, the Board of Directors of LSB approved the LSB Financial Corp. 1995 Stock Option and Incentive Plan, which became effective on August 22, 1995, when the shareholders approved the 1995 Stock Option and Incentive Plan. The Compensation Committee, which is composed of non-employees, administers the Stock Option and Incentive Plan.

The 1995 Stock Option and Incentive Plan provides for the grant of incentive and non-qualified options and reserved 197,103 shares of Common Stock (adjusted for the payment of five 5% stock dividends and one 50% stock dividend) for issuance pursuant to options grants. As of the date of this Proxy Statement, options for 33,497 shares of Common Stock remain outstanding under the 1995 Stock Option and Incentive Plan with an average price per share of $18.59. The Plan terminated on August 22, 2005, so no further options may be granted under the 1995 Stock Option and Incentive Plan.

Options were generally granted for terms of 10 years, and at an option price per share equal to the fair market value of the shares on the date of the grant of the stock options. Options became exercisable at a rate of 20% at the end of each twelve (12) months of service with us after the date of grant, subject to early vesting in the event of death or disability. Options granted under the 1995 Stock Option and Incentive Plan are adjusted for capital changes such as stock splits and stock dividends.

The option price of each share of stock is to be paid in full in cash at the time of exercise. Payment of the option price may also be effected by tendering whole shares of LSB’s Common Stock owned by the optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. In the event an option recipient terminates his or her employment or service as an employee or director, the options will terminate during specified periods. Options also become exercisable in full during a 60-day period following a change in control of LSB. For this purpose, a change of control includes a person or persons acquiring 25% or more of LSB’s outstanding shares, a transaction resulting in the current directors of LSB ceasing to constitute a majority of the Board, and shareholder approval of a transaction in which LSB ceases to be an independent, publicly-owned entity or in which LSB sells all or substantially all of its assets.

The Plan also provides for the grant of stock appreciation rights and limited stock appreciation rights but no such awards were made under the Plan.

401(k) Plan

Our employees who are over 21 years of age may participate in the Lafayette Savings Bank, FSB 401(k) Plan. Participants may elect to make monthly contributions of their salary, and may also defer 100% of any bonuses they receive during the year, subject to any applicable limits under the Internal Revenue Code. Lafayette Savings may make matching contributions of a percentage of the employee’s contribution that does not exceed 4% of the employee’s salary and discretionary profit sharing contributions. Lafayette Savings began making employer contributions in 2007 upon the completion of the allocation of all shares in the Employee Stock Ownership Plan. Employee contributions may be invested at each employee’s direction in one or more of a number of investment options available under the Plan. Employee contributions to the 401(k) Plan are fully vested when made. Matching contributions generally vest at the rate of 20% after two years of service, and an additional 20% per year thereafter. The normal distribution is either a lump sum upon termination of employment or installments over a period not exceeding the participant’s life expectancy, at the election of the participant.

ESOP

LSB established for eligible employees an Employee Stock Ownership Plan effective January 1, 1994. Employees with at least one year of employment with and who have attained age twenty-one are eligible to participate. The Employee Stock Ownership Plan borrowed funds from LSB and used such funds to purchase 82,366 shares of LSB Common Stock at $10.00 per share at the time Lafayette Savings converted to stock form. That loan has been paid in full and all of the shares purchased have been allocated to participants in the Employee Stock Ownership Plan.

Benefits under the Employee Stock Ownership Plan generally become 20% vested after three years of credited service, and an additional 20% vests each year thereafter through year seven. Prior to the completion of three years of credited service, a participant who terminates employment for reasons other than death, retirement, or disability will not receive any benefit under the Employee Stock Ownership Plan. Forfeitures are reallocated among remaining participating employees upon the earlier of the forfeiting participant’s death or after the expiration of at least three years from the date on which such participant’s employment was terminated. Benefits may be payable in the form of Common Stock or cash upon death, retirement, early retirement, disability or separation from service.

LSB has established a committee of employees of Lafayette Savings to administer the Employee Stock Ownership Plan. First Bankers Trust Services, Inc. serves as corporate trustee of the Employee Stock Ownership Plan. The Employee Stock Ownership Plan committee may instruct the trustee regarding investment of funds contributed to the Employee Stock Ownership Plan. The Employee Stock Ownership Plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the Employee Stock Ownership Plan, in accordance with the instructions of participating employees.  The trustee may vote in its discretion allocated shares as to which no voting direction is received. In all cases, such vote must be in accordance with the provisions of the Employee Retirement Income Security Act.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information on stock options held by the Named Executive Officers on December 31, 2009.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date

Randolph F. Williams (2)	4,411		1,102	$23.65	2/28/2015
	1,159		—	$22.46	1/26/2014
	11,577		—	$12.58	9/17/2011

Mary Jo David	1,159	(3)	—	$22.46	1/26/2014

(1)	The shares represented could not be acquired by the Named Executive Officers as of December 31, 2009.
(2)
11,577 of Mr. Williams’s exercisable options result from options to purchase 10,000 shares granted on September 17, 2001, his date of hire, adjusted to reflect the payment of three 5% stock dividends. The options vested at 20% per year over five years, became 100% vested on September 17, 2006, and expire on September 17, 2011. 1,159 of his exercisable options result from options to purchase 1,000 shares granted on January 26, 2004, adjusted to reflect the payment of three 5% stock dividends. These options vest at 20% per year over five years and were 100% vested at December 31, 2009. These options expire on January 26, 2014. 4,411 of his exercisable options result from options to purchase 5,000 shares granted on February 28, 2005, adjusted to reflect the payment of two 5% stock dividends. These options vest at 20% per year and were 80% vested at December 31, 2009. 1,102 of these options remain unvested. These options expire on February 28, 2015.
(3)
Ms. David’s 1,159 exercisable options result from options to purchase 1,000 shares granted on January 26, 2004, adjusted to reflect the payment of three 5% stock dividends. These options vest at 20% per year over five years and were 100% vested at December 31, 2009. These options expire on January 26, 2014.

Deferred Compensation Agreement

On September 29, 2005, Lafayette Savings and Mr. Williams entered into a Deferred Compensation Agreement which provides for 10% of the amount of Mr. Williams’s compensation, defined as salary plus bonus paid by Lafayette Savings, or some other percentage (not to exceed 20%) as elected by Mr. Williams, to be withheld from his compensation and credited to an account for the benefit of Mr. Williams established for that purpose, beginning October 1, 2005. Lafayette Savings will credit additional amounts to Mr. Williams’s account at the end of each quarter, beginning with the quarter ending December 31, 2005, as matching contributions with respect to salary only. For the quarter ending December 31, 2005, the matching contributions were in the amount of twenty cents ($.20) for each one dollar ($1.00) of salary deferred by Mr. Williams, subject to a maximum of 4% of his salary for that quarter. Thereafter, the amount of the matching contributions is determined by Lafayette Savings for the calendar year, and approved by the Board of Directors of Lafayette Savings before the end of the preceding calendar year.  For 2008 and 2009, Mr. Williams contributed 17% of his compensation.  For 2008 and 2009, the amount of matching contributions remained at $.20 for each one dollar ($1.00) of compensation deferred by Mr. Williams subject to the 4% of salary maximum.

Lafayette Savings will credit Mr. Williams’s account as provided in the Deferred Compensation Agreement with interest, compounded annually, on the undistributed balance held in his account. The annual rate of interest will be equal to the highest certificate of deposit rates offered by Lafayette Savings during the year preceding the year in which the interest is to be credited. The current deemed interest rate is 4.0% per year. In lieu of such interest credits, the Board of Directors of Lafayette Savings may elect to invest the amounts credited to Mr. Williams’s account in specific investments in the name of Lafayette Savings, and the actual amounts credited to his account will reflect the actual investment results for those investments rather than the deemed interest under the Deferred Compensation Agreement.

Upon Mr. Williams’s retirement, or upon the earlier of (i) the termination of his employment, as defined in the Deferred Compensation Agreement, or (ii) Mr. Williams disability, as defined in the Deferred Compensation Agreement, Mr. Williams will receive a cash payment of the balance in his account payable in equal monthly installments over a term of five years. The Bank may terminate the Agreement within 12 months after a change in control of the Bank and pay Mr. Williams his account balance in a lump sum.

For this purpose, change in control means any of the following:

•
a person or group acquires ownership of stock representing more than 50% of the Bank’s or LSB’s total fair value or total voting power of the stock of the Bank or LSB and stock of the Bank or LSB remains outstanding after the transaction;

•	a person or group acquires ownership of stock representing 30% or more of the total voting power of the stock of the Bank or LSB;

•
during a twelve-month period, a majority of the directors of LSB is replaced by directors whose appointment or election is not endorsed by a majority of the members of LSB’s Board in office before the date of the appointment or election, unless another corporation is a majority shareholder of LSB; or

•
a person or group, other than shareholders of the Bank or an entity controlled by shareholders of the Bank, acquires more than 40% of the total gross fair market value of the Bank’s assets, unless the person or group owns 50% or more of the total value or voting power of the Bank’s stock.

Had Mr. Williams become entitled to a benefit upon a change of control of Lafayette Savings as of December 31, 2009, he would have received his account balance of $180,850. The Deferred Compensation Agreement provides for payment of a lump sum cash amount to Mr. Williams’s designated beneficiary in the event Mr. Williams dies prior to his retirement from employment at the Bank. Interest will continue to accrue on amounts held pending payment.

Amounts payable under the Deferred Compensation Agreement are to be paid solely from the general assets of Lafayette Savings. Mr. Williams does not have any interest in any specific assets of Lafayette Savings under the terms of the Deferred Compensation Agreement. Mr. Williams or Lafayette Savings may terminate the Deferred Compensation Agreement with respect to any calendar year by providing written notice to the other party on or before December 1st of the preceding calendar year.

Employment Agreements

LSB has entered into one-year employment contracts with Mr. Williams and Ms. David. The contracts extend annually to maintain their one-year term unless notice not to extend is given by LSB 90 days prior to the anniversary date. The executives receive their current salary under the contract with LSB subject to increases approved by the Board of Directors, and are eligible to receive bonuses declared by the Board of Directors. The contracts also provide for certain fringe benefits (including a company automobile and country club dues) and participation in benefit plans available to employees of LSB and of Lafayette Savings.

The executives may terminate their employment upon 90 days’ written notice to LSB. LSB may discharge the executives for cause (defined in the contract as dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation or final cease and desist order or material breach of any provision of the agreement) at any time. If LSB terminates the executive’s employment without cause or if the executive terminates his or her own employment for good reason (defined in the contract as a material diminution of or interference with his duties, responsibilities or benefits, and within 120 days of knowing or having a reasonable basis for knowing of the existence of good reason), other than in connection with a change of control (defined as provided above under “Deferred Compensation Agreement”), the executive will receive his or her salary and health insurance benefits for the balance of the contract. If the executive is terminated without cause or terminates his or her employment for good reason in connection with or within 12 months following a change in control, he or she will be entitled to 299% of the base amount of his or her compensation as determined under Section 280G of the Internal Revenue Code of 1986, as amended, payable in a lump sum, plus continued health insurance benefits for the remaining term of his or her contract.

If the payments provided for in the contract, together with any other payments made to the executives by LSB or Lafayette Savings are deemed to be payments in violation of the “golden parachute” rules of the Internal Revenue Code, such payments will be decreased to avoid the imposition of an excise tax as a result of such payments. As of the date hereof, the cash compensation that would be paid under the contract to the executives if the contracts were terminated without cause or for good reason after a change of control of LSB would be $788,672 for Mr. Williams and $347,539 for Ms. David. These amounts do not include the health insurance benefits the executives would be entitled to for the remaining term of their contracts.

The employment contracts protect confidential business information.

Compensation of Directors

The Compensation Committee makes recommendations to our Board of Directors with respect to director compensation. The Committee has access to and reviews compensation data for comparable financial institutions.

The following table provides information concerning the compensation paid to or earned by the members of LSB’s Board of Directors other than Randolph F. Williams and Mary Jo David for LSB’s last fiscal year, whether or not deferred:

Director Compensation for 2009

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards (2)	All Other Compensation ($)(3)	Total ($)(4)
James A. Andrew	$15,000	—	—	$15,000
Stephen E. Belter	—	$5,367	—	5,367
Kenneth P. Burns	15,000	—	—	15,000
Philip W. Kemmer	15,000	—	—	15,000
Thomas R. McCully	15,000	—	—	15,000
Mariellen M. Neudeck	18,750	—	—	18,750
Peter Neisel	6,250	—	—	6,250
Jeffrey A. Poxon	15,000	—	—	15,000
Charles W. Shook	15,000	—	—	15,000

(1)	Information on Named Executive Officers is included in the Summary Compensation Table. Stephen E. Belter joined the Board on December 29, 2009, and received no Board fees in 2009.
(2)
The option awards for Mr. Belter present the aggregate grant date fair value of his option awards calculated in accordance with FAS ASC Topic 718.  Assumptions used in calculating this amount are included in Note 13 to LSB’s audited financial statements for 2009, included in LSB’s Annual Report or Form 10-K for 2009.  Mr. Belter received options for 3,750 shares on December 21, 2009, his date of election to the Board.  The options vest at 20% per year over five years commencing December 21, 2010.  They expire on December 21, 2019.

(3)	Certain of the directors received perquisites during 2009 but the incremental cost of providing those perquisites did not exceed the $10,000 disclosure threshold.
(4)
Mr. Burns has 4,342 exercisable options as a result of options to purchase 3,750 shares granted on April 16, 2003, his date of election to the board, adjusted to reflect the payment of three 5% stock dividends. The options vest at 20% per year over five years, were 100% vested on April 16, 2008, and expire on April 16, 2013.

Transactions with Related Persons

Lafayette Savings follows a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence as well as other loans. Current law authorizes Lafayette Savings to make loans or extensions of credit to its executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to all of its employees. At present, Lafayette Savings offers loans to its executive officers, directors, principal shareholders and employees with an interest rate that is generally available to the public with substantially the same terms as those prevailing for comparable transactions. All loans to directors and executive officers must be approved in advance by a majority of the disinterested members of the Board of Directors. Loans and commitments to extend credit to directors, executive officers and their associates totaled approximately $2.7 million or 8.0% of equity capital at December 31, 2009.

Thomas R. McCully, a director of LSB and Lafayette Savings, is a partner in the law firm of Stuart & Branigin LLP, which firm acts as counsel to Lafayette Savings from time to time. As a result, that law firm receives legal fees from the Lafayette Savings for those professional services rendered to Lafayette Savings.

Proposal 2 — Ratification of Auditors

The Board of Directors recommends that the shareholders ratify at the Annual Meeting the appointment of BKD, LLP, certified public accountants, as independent auditors for the fiscal year ended December 31, 2010.  BKD, LLP has served as auditors for LSB and Lafayette Savings since August 19, 2004. A representative of BKD, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have.

Audit/Compliance Committee Report

Report of the Audit Committee

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent LSB specifically incorporates this report therein, and shall not otherwise be deemed filed under such Acts.

In fulfilling its oversight responsibility of reviewing the services performed by LSB’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with LSB’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of LSB’s internal controls, and the overall quality of LSB’s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under “Accountant’s Fees” below.

LSB’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the Securities and Exchange Commission pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

As part of its oversight of LSB’s financial statements and in fulfilling its responsibilities:

•	The Audit Committee has reviewed and discussed with LSB’s management LSB’s audited financial statements for the year ended December 31, 2009;

•
The Audit Committee has discussed with BKD, LLP, the independent auditors for LSB, those matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61; and

•
The Audit Committee has received the written disclosures and the letter from BKD, LLP required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, and has discussed with the auditors their independence from LSB.

Based upon, and in reliance upon, the Audit Committee’s discussions with management and the independent auditors referred to above, the Audit Committee’s review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in LSB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of LSB’s Board of Directors:

Kenneth P. Burns, Chairman
Thomas R. McCully
Mariellen M. Neudeck
Charles W. Shook

Accountant’s Fees

BKD, LLP was LSB’s independent auditor for 2008 and 2009. The aggregate fees billed to LSB by BKD, LLP for the fiscal years ended December 31, 2008 and December 31, 2009 were as follows:

	Year Ended December 31,
	2009	2008
Audit Fees	$115,500	$83,000
Audit Related Fees	—	—
Tax Fees (1)	10,070	11,050
All Other Fees (2)	2,000	7,100

(1)	Primarily for tax compliance, tax advice and tax return preparation services.
(2)	Primarily for assistance with the implementation of the Public Company Accounting Oversight Board's Auditing Standard No. 5.

Pre-Approval of Audit and Non-Audit Services

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement of our independent auditors to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of all of the services described in the categories above rendered by BKD, LLP in 2008 and 2009 were approved by the Audit Committee in advance of the rendering of those services.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that LSB’s officers and directors and persons who own more than 10% of LSB’s Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish LSB with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of the forms it received and/or written representations from reporting persons that no Forms 5 were required for those persons, LSB believes that during the fiscal year ended December 31, 2009, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were satisfied in a timely manner.

Shareholder Proposals

If a shareholder wishes to have a proposal presented at the next Annual Meeting of LSB and included in the Proxy Statement and form of proxy relating to that meeting, LSB must receive the proposal at its main office no later than 120 days in advance of March 17, 2011.

A shareholder proposal submitted for presentation at the Annual Meeting but not for inclusion in LSB’s proxy statement and form of proxy will normally be considered untimely if it is received by LSB later than 90 days prior to April 21, 2011. If, however, the date of the 2011 Annual Meeting is held more than 20 days or delayed more than 60 days from such date, such proposal will be considered timely if it is received by LSB no later than the 90th day prior to such Annual Meeting or the proposal shall be considered untimely on the 10th day following the day on which the notice of the date of the meeting was mailed or the public disclosure was made. If LSB receives notice of the proposal after that time, each proxy that LSB receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in LSB’s proxy statement for the next Annual Meeting.

Proposals should be sent to the attention of the Secretary of LSB at 101 Main Street, Lafayette, Indiana 47901. All shareholder proposals are subject to the requirements of the proxy rules under the Securities Exchange Act of 1934 and LSB’s articles of incorporation and bylaws, and Indiana law.

Other Matters

Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the proxies solicited by this Proxy Statement will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

LSB will bear the cost of the solicitation of proxies. LSB will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of LSB may solicit proxies personally or by telephone without additional compensation.

We urge each shareholder to complete, date and sign the proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors

Randolph F. Williams

March 17, 2010

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

ÚPLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold
01 – Stephen E. Belter (for a term of three years)	☐	☐	02 – Mariellen M. Neudeck (for a term of three years)	☐	☐	03 – Charles W. Shook (for a term of three years)	☐	☐

B			Proposal — the Board of Directors recommends a vote FOR the ratification of the appointment of BKD, LLP.

2. Proposal to approve and ratify the appointment of BKD, LLP as auditors of LSB Financial Corp. for the fiscal year ending December 31, 2010.	For ☐	Against ☐	Abstain ☐

ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE THREE NOMINEES STATED ABOVE AND FOR PROPOSAL B ABOVE.

C Non-Voting Items

Change of Address — Please print your new address below.

D Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as name appears on this card. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box		Signature 2 - Please keep signature within the box
/ /

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 21, 2010.

• The Proxy Statement and Annual Report are available at www.lsbank.com/shareholder.htm

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

Proxy -- LSB FINANCIAL CORP.

101 Main Street, Lafayette, Indiana 47901
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Randolph F. Williams and Todd C. Van Sickel, with full powers of substitution, and authorizes them to vote all the shares of LSB Financial Corp. common stock held of record by the undersigned at the close of business on February 25, 2010, at the annual meeting of shareholders to be held on Wednesday, April 21, 2010, at 9:00 a.m. local time, and at all adjournments or postponements thereof, as designated on this proxy.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of LSB Financial Corp. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of LSB Financial Corp. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from LSB Financial Corp. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 21, 2010, an Annual Report to Shareholders for the year ended December 31, 2009, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting ESOP Vote Authorization

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Ú

A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold
01 – Stephen E. Belter (for a term of three years)	☐	☐	02 – Mariellen M. Neudeck (for a term of three years)	☐	☐	03 – Charles W. Shook (for a term of three years)	☐	☐

B				Proposal — The Board of Directors recommends a vote FOR the ratification of the appointment of BKD, LLP.

2.	Proposal to approve and ratify the appointment of BKD, LLP as auditors of LSB Financial Corp. for the fiscal year ending December 31, 2010.	For ☐	Against ☐	Abstain ☐

ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE THREE NOMINEES STATED ABOVE AND FOR PROPOSAL B ABOVE.

C Vote Deadline

In order to direct the voting of the shares allocated to your account, you must sign and date this form and return in the enclosed envelope by April 14, 2010. Your vote is confidential and will not be disclosed to the management of LSB Financial Corp.

D Authorized Signatures -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as name appears on this card.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box		Signature 2 - Please keep signature within the box
/ /

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 21, 2010.

• The Proxy Statement and Annual Report are available at www.lsbank.com/shareholder.htm

Ú PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ú

ESOP Vote Authorization -- LSB FINANCIAL CORP.

101 Main Street, Lafayette, Indiana 47901
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints First Bankers Trust Services, Inc., trustee of the LSB Financial Corp. Employee Stock Ownership Plan and Trust, and authorizes it to vote all the shares of LSB Financial Corp. common stock held of record by the undersigned at the close of business on February 25, 2010, at the annual meeting of shareholders to be held on Wednesday, April 21, 2010, at 9:00 a.m. local time, and at all adjournments or postponements thereof, as designated on this proxy.

Your vote and the votes of other participants will be tallied by the Trustee who will then vote the shares held in the ESOP FOR, AGAINST, or ABSTAIN for each proposal based on the timely voting instructions it has received from participants, and vote all shares held in the allocated position for which it has not received timely instructions “FOR” Proposals A and B, in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of LSB Financial Corp.’s common stock held in the ESOP will be voted.

The undersigned acknowledges receipt from LSB Financial Corp. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 21, 2010, an Annual Report to Shareholders for the year ended December 31, 2009, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.